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                                                                    Exhibit 99.2


                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the acquisition of Savant Corporation (Savant) under the purchase method of accounting after giving effect to the pro forma adjustments described in the accompanying notes.

     The following unaudited pro forma condensed combined balance sheet as of September 30, 2000 gives effect to the acquisition of Savant as if it had occurred on such date, and reflects the allocation of the purchase price to the Savant assets acquired based on their estimated fair values at the date of acquisition. The excess of the consideration paid by Precise in the acquisition over the fair value at Savant's identifiable assets and liabilities has been recorded as goodwill.

     The following unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Precise and Savant. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2000 and for the year ended December 31, 1999, give effect to the acquisition as if it had occurred on January 1, 1999, and combine the historical unaudited statements of operations of Precise and Savant for such period. It is expected that following the acquisition Precise will incur additional costs, which are expected to be significant to the combined results of operations, in connection with integrating the two companies. Integration costs are not included in the accompanying unaudited pro forma condensed combined financial statements. This pro forma information should be read in conjunction with the respective consolidated historical financial statements (including notes thereto) of Precise and Savant, for the year ended December 31, 1999 and for the nine months period ended September 30, 2000, appearing elsewhere herein.

     Unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the acquisition occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma condensed combined financial statements are based upon the respective historical financial statements of Precise and Savant and do not incorporate, nor do they assume, any benefits from cost savings or synergies of the combined company. The pro forma adjustments are based on available financial information and certain estimates and assumptions that the Company believes are reasonable and that are set forth in the notes to the unaudited pro forma condensed combined financial statements.

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                        PRO FORMA FINANCIAL INFORMATION

                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                                 HISTORICAL                                     PRO
                                             -------------------    PRO FORMA                  FORMA
                                             PRECISE     SAVANT    ADJUSTMENTS   REFERENCES   COMBINED
                                             --------   --------   -----------   ----------   --------
ASSETS
Current assets:
  Cash and cash equivalents................  $ 25,447   $    489    $ (2,800)    A,B          $ 23,136
  Marketable securities....................    29,149         --          --                    29,149
Trade receivable, net......................     3,507        494          --                     4,001
Other account receivables and prepaid
  expenses.................................     3,253         60          --                     3,313
                                             --------   --------    --------                  --------
          Total current assets.............    61,356      1,043      (2,800)                   59,599
Long-Term investments......................    25,981         --          --                    25,981
Property and equipment, net................     1,994        123          --                     2,117
Severance pay fund.........................       445         --          --                       445
Other assets, net..........................       778        873       5,227     C,D             6,878
Goodwill...................................        --         --       8,847     E               8,847
                                             --------   --------    --------                  --------
          Total assets.....................  $ 90,554   $  2,039    $ 11,274                  $103,867
                                             ========   ========    ========                  ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Trade payables.............................  $  1,894   $    119          --                  $  2,013
Deferred revenues..........................     2,154        701          --                     2,855
Current portion of notes payable to related
  party....................................        --        581          --                       581
Employee and payroll accruals..............     1,128        240          --                     1,368
Accrued expenses...........................     1,807         --          --                     1,807
Other accounts payable.....................       339         40                                   379
                                             --------   --------    --------                  --------
          Total current liabilities........     7,322      1,681          --                     9,003
Accrued severance pay......................       753         --          --                       753
Redeemable Convertible Preferred Shares....        --      1,421      (1,421)    G                  --

SHAREHOLDERS' EQUITY:
  Ordinary shares..........................       177         --           4     F                 181
  Additional paid-in capital...............   109,877      1,721      12,107     F,G           123,705
  Deferred stock compensation..............    (3,915)        --          --                    (3,915)
  Accumulated other comprehensive loss.....       (41)        --          --                       (41)
Accumulated deficit........................   (23,619)    (2,784)        584     G,H           (25,819)
                                             --------   --------    --------                  --------
          Total liabilities and
            shareholders' equity...........  $ 90,544   $  2,039    $ 11,274                  $103,867
                                             ========   ========    ========                  ========

   See accompanying notes to unaudited pro forma condensed combined financial statements.


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

                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2000
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA                 PRO FORMA
                                                PRECISE   SAVANT   ADJUSTMENTS   REFERENCES   COMBINED
                                                -------   ------   -----------   ----------   ---------
Revenues, net.................................  $17,926   $2,578     $    --                  $ 20,504
Cost of revenues..............................    1,658      139          --                     1,797
                                                -------   ------     -------                  --------
Gross profit..................................   16,268    2,439          --                    18,707
                                                -------   ------     -------                  --------
Operating expenses:
  Research and development, net...............    3,437      335          --                     3,772
  Selling and marketing, net..................   13,787    1,317          --                    15,104
  General and administration..................    2,640      903          --                     3,543
  Amortization of purchased intangible
     assets...................................       --       --       1,786            I        1,786
  Amortization of stock-based compensation....    4,953       --          --                     4,953
                                                -------   ------     -------                  --------
          Total operating expenses............   24,817    2,555       1,786                    29,158
                                                -------   ------     -------                  --------
Income (loss) from operations.................   (8,549)    (116)     (1,786)                  (10,451)
Financial income (expense):
     Interest income..........................    1,372        8          --                     1,380
     Interest expense.........................       --      (60)         --                       (60)
                                                -------   ------     -------                  --------
Net other income (expense)....................    1,372      (52)         --                     1,320
                                                -------   ------     -------                  --------
Net loss......................................   (7,177)  $ (168)    $(1,786)                 $ (9,131)
                                                =======   ======     =======                  ========
Basic and diluted net loss per share..........  $ (0.76)                                      $  (0.92)
                                                =======                                       ========
Weighted average number of shares used in
  computing basic and diluted net loss per
  share.......................................    9,451                                          9,963
                                                =======                                       ========
Basic and diluted pro forma net loss per
  share.......................................  $ (0.41)                                      $  (0.51)
                                                =======                                       ========
Weighted average number of shares used in
  computing pro forma basic and diluted net
  loss per share..............................   17,403                                         17,915
                                                =======                                       ========

   See accompanying notes to unaudited pro forma combined condensed financial statements.


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

                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    PRO FORMA                 PRO FORMA
                                               PRECISE   SAVANT    ADJUSTMENTS   REFERENCES   COMBINED
                                               -------   -------   -----------   ----------   ---------
Revenues, net................................  $11,614   $ 3,629     $    --                   $15,243
Cost of revenues.............................    1,647        88          --                     1,735
                                               -------   -------     -------                   -------
Gross profit.................................    9,967     3,541          --                    13,508
                                               -------   -------     -------                   -------
Operating expenses:
  Research and development, net..............    2,891     1,442          --                     4,333
  Selling and marketing, net.................    7,913     1,585          --                     9,498
  General and administration.................    1,598       881          --                     2,479
  Amortization of purchased intangible
     assets..................................       --        --       2,381            I        2,381
  Amortization of stock-based compensation...      234        --          --                       234
                                               -------   -------     -------                   -------
          Total operating expenses...........   12,636     3,908       2,381                    18,925
                                               -------   -------     -------                   -------
Income (loss) from operations................   (2,669)     (367)     (2,381)                   (5,417)
Financial income (expense):
  Interest income............................       71        11          --                        82
  Interest expense...........................       --      (148)         --                      (148)
                                               -------   -------     -------                   -------
Net other income (expense)...................       71      (137)         --                       (66)
                                               -------   -------     -------                   -------
Net income (loss)............................  $(2,598)  $  (504)    $(2,381)                  $(5,483)
                                               =======   =======     =======                   =======
Basic and diluted net loss per share.........  $ (0.79)                                        $ (1.44)
                                               =======                                         =======
Weighted average number of shares used in
  computing basic and diluted net loss per
  share......................................    3,299                                           3,811
                                               =======                                         =======
Basic and diluted pro forma net loss per
  share......................................  $ (0.22)                                        $ (0.45)
                                               =======                                         =======
Weighted average number of shares used in
  computing pro forma basic and diluted net
  loss per share.............................   11,637                                          12,149
                                               =======                                         =======

   See accompanying notes to unaudited pro forma combined condensed financial statements.


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

                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

                          NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
          U.S. DOLLARS IN THOUSANDS (EXCEPT SHARE AND PER SHARE DATA)

NOTE 1

     The unaudited pro forma condensed combined financial statements reflect the purchase of Savant Corporation ("Savant"). The total purchase price consisted of $2,800 in cash and $13,081 in shares, which represented the market value of 512,455 ordinary shares at the date of the agreement, and included $300 of transaction costs, consisting primarily of legal, accounting, and valuation fees.

     In addition, Savant will have the right to receive additional consideration based on the achievement of certain post-acquisition revenue performance targets.

     Based upon a preliminary valuation of tangible and intangible assets acquired, Precise has allocated the total cost of the acquisition to Savant assets as follows (in thousands) (This allocation is for pro forma purposes only. Actual fair values will be based on financial information at the acquisition date):

                                                              SEPTEMBER 30,
                                                                  2000
                                                              -------------
Tangible assets acquired....................................     $  (515)
Intangible assets-assembled workforce, customer lists, and
  goodwill..................................................      11,747
Completed technology........................................       3,200
In-process research and development.........................       2,200
                                                                 -------
                                                                 $16,632
                                                                 =======

NOTE 2

     The pro forma condensed combined balance sheet includes the adjustments necessary to give effect to the acquisition as if it had occurred on September 30, 2000 and to reflect the allocation of the acquisition cost to the fair value of tangible and intangible assets acquired as noted above, including the elimination of Savant's equity account.

     The amount of excess of cost attributable to in process research and development of Savant is estimated to be in the sum of approximately $2,200. This amount will be recorded as research and development cost during the fiscal quarter in which the acquisition is consummated. This expense has not been included in Pro Forma Combined Condensed Statements of Operations as it does not represent a continuing expense.

     Adjustments included in the pro forma condensed combined balance sheet are summarized as follows (in thousands):

          (A) Cash consideration paid for Savant

          (B) Transaction costs.

          (C) Elimination of Savant's capitalized software costs.

          (D) Valuation of Savant's intangible assets of $6,100.

          (E) Valuation of Savant's goodwill of $8,847.

          (F) Issuance of shares in amount of $13,831

          (G) Elimination of the Savant equity accounts and the conversion of the redeemable shares.

          (H) Write off estimated of acquired in-process research and development of $2,200.

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
                     PRECISE SOFTWARE SOLUTIONS AND SAVANT

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS -- (CONTINUED)
          U.S. DOLLARS IN THOUSANDS (EXCEPT SHARE AND PER SHARE DATA)

NOTE 3

     The pro forma condensed combined statements of operations include the adjustments necessary to give effect to the acquisition as if it had occurred on January 1, 1999. Adjustments included in the pro forma condensed combined statements of operations are summarized as follows:

          (I) Amortization of purchased intangible assets.

     Amortization of acquired intangible assets is calculated using the following estimated useful lives:

Assembled workforce.........................................  5 years
Goodwill....................................................  7 years
Customer lists..............................................  7 years
Completed technology........................................  5 years

     Amortization for the year ended December 31, 1999 and for the nine months ended September 30, 2000 was $2,381 and $1,786, respectively.

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